UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 13, 2004


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                  1-5084                 23-1145880
  -------------------------       ---------------     -----------------------
(State or Other Jurisdiction of    (Commission          (I.R.S. Employer
Incorporation or Organization)     File Number)         Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania                19129
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events
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         On December 13, 2004, Tasty Baking Company (the "Company") announced to its employees the amendment of the Tasty Baking Company Pension Plan (the "Pension Plan") to freeze benefit accruals effective March 26, 2005. The Company also amended the Tasty Baking Company 401(k)/Thrift Plan (the "401(k) Plan") to increase the Company matching contribution and to create a new Tasty Funded Retirement Account providing Company contributions regardless of an employee's participation in the 401(k) Plan, which changes will become effective March 27, 2005.

         In connection with these changes to the Company's retirement plans, the Board of Directors amended and restated the Pension Plan and 401(k) Plan. The Pension Plan was amended to cease the accrual of benefits for a participant's service after March 26, 2005. However, participants will be credited for service after March 26, 2005 for vesting purposes pursuant to the terms of the Pension Plan. Each vested participant will receive his or her pension benefit accrued through March 26, 2005 upon retirement from the Company.

         The 401(k) Plan was amended to provide for employer matching contributions equal to fifty percent of a participant's elective deferrals to the 401(k) Plan up to a maximum of four percent of the participant's compensation. The 401(k) Plan will also be amended to create a new Tasty Funded Retirement Account in which the Company will make employer contributions into an individual account for each eligible employee, regardless of whether the employee makes elective deferrals in the 401(k) Plan. These contributions will be equal to a percentage of an employee's compensation and will increase with the employee's age and years of credited service.

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Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(a) Not applicable

(b) Not applicable

(c) Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TASTY BAKING COMPANY
                                                --------------------------------
                                                (Registrant)


         Date:  December 16, 2004               /S/ David S. Marberger
                                                --------------------------------
                                                David S. Marberger
                                                Senior Vice President and Chief
                                                Financial Officer


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